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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 19, 2001

                                COST-U-LESS, INC.
             (Exact name of registrant as specified in its charter)

               WASHINGTON                                    000-24543                             91-1615590

      (State or other jurisdiction of                  (Commission File Number)                 (I.R.S. Employer)
       incorporation or organization)                                                          Identification No.)


                               BUILDING 3, SUITE A
                             8160 - 304th AVENUE SE
                            PRESTON, WASHINGTON 98050

               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (425) 222-5022



                  ---------------------------------------------

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Item 4. Changes in Registrant's Certifying Accountant.

     (a) (i) On December 19, 2001, Cost-U-Less, Inc. (the "Company") formally dismissed Ernst & Young LLP ("E&Y") as its independent accountants.

         (ii) The reports of E&Y on the Company's financial statements for the fiscal years ended December 31, 2000 and December 26, 1999, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         (iii) The decision to change independent accountants was recommended and approved by the Company's Audit Committee of its Board of Directors on December 19, 2001.

         (iv) During the Company's fiscal years ended December 31, 2000 and December 26, 1999, and the subsequent interim period prior to December 19, 2001, there have been no disagreements between the Company and E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         (v) During the Company's fiscal years ended December 31, 2000 and December 26, 1999, and through the date of this report, the Company has had no reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

         (vi) The Company has provided E&Y with a copy of the disclosures contained herein and has requested that E&Y furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item and, if not, stating the respects in which it does not agree. The Company has filed as an exhibit hereto (Exhibit 16.1), the response of E&Y to such disclosures.

     (b) On December 19, 2001, the Company engaged Deloitte & Touche ("D&T") as its new independent accountants for the fiscal year ending December 30, 2001. During the Company's two most recent fiscal years and through the date of this report, the Company has not consulted with D&T regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

          16.1 Letter from Ernst & Young LLP regarding change in certifying accountant.


                                       2

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Cost-U-Less, Inc.

December 20, 2001                      By:  /s/ J. Jeffrey Meder
                                            ---------------------------------
                                            J. Jeffrey Meder, President


                                       3

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

16.1 Letter from Ernst & Young LLP regarding change in certifying accountant.


                                       4